SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 1999


                                MONSANTO COMPANY
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                     1-2516                 43-0420020
      ------------------------    -----------          -------------------
      (State of Incorporation)    (Commission            (IRS Employer
                                 File Number)          Identification No.)


 800 North Lindbergh Boulevard
      St. Louis, Missouri                                     63167
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (314) 694-1000



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ITEM 5.           OTHER EVENTS.

      On December 19, 1999, Monsanto Company (the "Company") and Pharmacia & Upjohn, Inc. ("PNU") announced that they entered into a definitive agreement to combine the two companies in a merger of equals transaction. In the transaction, Company shareholders will retain their shares and PNU shareholders will receive
1.19 shares of the combined company for each share of PNU common stock that they currently own.

      The transaction is subject to, among other things, approval by both companies' shareholders, normal governmental reviews and other customary conditions. The merger is intended to qualify as a tax-free reorganization and to be accounted for on a pooling of interests basis.

      On December 19, 1999, the Company and PNU issued a joint press release announcing the signing of the Merger Agreement. A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

      A copy of the visual portion of the presentation provided with respect to the joint Company and PNU meeting with analysts (the "Joint Analyst Presentation") is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

      Statements made in the Joint Analyst Presentation that state the intentions, beliefs, expectations or predictions of the Company, PNU or their respective managements for the future are forward-looking statements. It is important to note that both the Company's and PNU's actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the filings of each of the Company and PNU with the U.S. Securities and Exchange Commission (the "SEC"). Copies of these filings may be obtained by contacting the Company or PNU, as applicable, or the SEC.

      INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO (THE "JOINT PROXY STATEMENT/PROSPECTUS") WHICH WILL BE PREPARED BY THE COMPANY AND PNU IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION TO INVESTORS. WHEN COMPLETED, THE JOINT PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO THE SHAREHOLDERS OF EACH COMPANY. COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS MAY BE OBTAINED FOR FREE BY CONTACTING THE COMPANY OR PNU AND AT THE SEC'S WEB SITE AT WWW.SEC.GOV.

      In connection with the execution of the Merger Agreement, the Company and PNU entered into Stock Option Agreements, each dated as of December 19, 1999 (the "Stock Option Agreements"), pursuant to which (i) the Company has granted to PNU an option to purchase up to 94,774,810 shares, subject to certain adjustments (the "Company Option Shares") of Company Common Stock at a price of $41.75 per Company Option Share and (ii) PNU has granted to the

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Company an option to purchase up to 77,388,932 shares, subject to certain adjustments (the "PNU Option Shares") of PNU Common Stock at a price of $50.25 per PNU Option Share. Each Stock Option Agreement is exercisable only upon the occurrence of certain specified events.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits. The following exhibits are filed as part of this report:

               99.1 Joint press release, dated December 19, 1999, issued by the
                    Company and PNU.

               99.2 Joint Analyst Presentation.


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                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 20, 1999

                                MONSANTO COMPANY


                                       By    /s/ Barbara L. Blackford
                                       ---------------------------------------
                                       Name:  Barbara L. Blackford
                                       Title: Chief Counsel and Assistant
                                              Secretary





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                                  EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

99.1 Joint press release, dated December 19, 1999, issued by the Company and PNU.

99.2                Joint Analyst Presentation.